                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 24, 1995

                           BURLINGTON NORTHERN INC.

             (exact name of registrant as specified in it charter)


Delaware                           1-8159                   41-1400580
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)

3800 Continental Plaza, 777 Main Street, Fort Worth, Texas 76102

(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (817) 333-2000

(Former name or former address, if changed since last report)

Item 5.  Other Events

On January 24, 1995, Burlington Northern Inc. ("BNI") issued a press release. A copy of the press release is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

Supplemental joint proxy materials relating to its proposed merger with Santa Fe Pacific Corporation were mailed to shareholders on or about January 26, 1995. A copy of such supplemental joint proxy material is attached hereto as Exhibit
99.2 which exhibit is incorporated herein by reference.


Item 7(c).   Exhibits

Exhibit 99.1 -- Press Release of Burlington Northern Inc. dated January 24,
1995.

Exhibit 99.2 -- Supplemental Joint Proxy Materials.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        BURLINGTON NORTHERN INC.

                                        /s/ Edmund W. Burke
                                        -------------------
                                        Edmund W. Burke
                                        Executive Vice President,
                                              Law and Secretary


Date:  January 26, 1995
       ----------------

                                EXHIBITS INDEX

Exhibits                                                           Sequentially
                                                                  Numbered Page

Exhibit 99.1    Press Release of Burlington Northern Inc. dated         4
                January 24, 1995.

Exhibit 99.2    Supplemental Joint Proxy Materials.




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